Putnam
Classic Equity
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In this challenging stock market environment that continues to bedevil investors, it is with disappointment that we report that for the fiscal year ended November 30, 2002, Putnam Classic Equity Fund turned in negative performance.

However, it may be of some comfort to note that, despite the negative returns on an absolute basis, on a relative basis, your fund outperformed its benchmark and that its return was in line with the average for its Lipper category. You will find the details on page 7.

This is also an appropriate time to counsel patience. History has shown again and again that long-term investors who persevered through good times and bad were often the ones who were able to look back on the bargains they obtained when markets were down. As equities continue their long, nerve-wracking struggle to get back on a positive track, investors should not abandon their long-term perspective.

In the following report, the fund's management team gives a discussion of performance during the fiscal year just ended and offers their views of prospects for the fiscal year just begun.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value Team

Equity markets seemed to be pulling out of a protracted nosedive as Putnam Classic Equity Fund closed the books on its 2002 fiscal year, which ended November 30. The broad market, as measured by the S&P 500 Index, produced a positive return for the months of October and November, after having lost ground in the second and third calendar quarters.

Investor sentiment had been soured by accounting irregularities, alleged unethical behavior of a handful of corporate executives, concern over a possible conflict with Iraq, the ongoing threat of terrorism, and a sluggish economy. For most of the year many investors placed their faith in bonds, which we believe sent the price of many fine stocks to undeserved lows. Naturally, we are disappointed to report that your fund suffered a decline for the year, but feel that it is understandable in such an environment. Careful investment choices kept the fund in line with the average of its Lipper peer group, and enabled the fund's Class A shares at NAV to outperform the benchmark S&P 500 Index for the third year in a row, which we think is significant. (See page 7 for details). We hope that recent gains in the broad market may signal a readiness on the part of investors to re-enter the equities market. We believe that the fund, which is diversified across many market sectors, is well positioned to actively participate in any broad-based equity rally.

Total return for 12 months ended 11/30/02

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -14.38% -19.27%  -15.00% -19.25%  -15.05% -15.90%  -14.82% -17.81%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals        12.6%

Banking                 8.1%

Financial               6.8%

Computers               6.4%

Oil and gas             6.2%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


* MANAGEMENT FOCUSED ON INDIVIDUAL STOCKS

As investor sentiment turned increasingly negative through much of the fiscal period, growth and value stocks, domestic and foreign stocks, and large-, mid-, and small-capitalization stocks suffered. In our view, many healthy companies were unduly punished and broadly speaking, there were no safe havens in equities. While the fund derived some benefit from tilting the portfolio in favor of financial and energy stocks, and away from technology stocks, individual stock selection rather than sector allocation proved to be of paramount importance in this challenging environment.

The top three contributors to your fund's return for the year were U.S. Bancorp, Wells Fargo, and Comerica. We acknowledged the solid returns of these traditional banks in the fund's recent semiannual report. In the interim, they have continued to benefit from an increase in lending as consumers flocked to take advantage of the lowest borrowing costs in over 40 years. During the second half of the fiscal year, we trimmed the fund's holdings to lock in profits, but have maintained positions in all three stocks, which we believe are approaching their fair value.

Computer manufacturer Hewlett Packard (HP) was among the portfolio's stronger performers. The company's fourth-quarter results suggest that it is making progress toward goals promised by its CEO, who, after months of high-profile campaigning, convinced shareholders to approve the merger of HP and Compaq Computer. Sales of the company's popular printers and toner cartridges continued to produce strong revenue streams, while cost-cutting measures helped boost the bottom line. We are monitoring the company closely as it develops a strategy for gaining market share in the areas of personal computers, servers, and storage.

Another strong performer was Anthem, which provides health-care benefits and services under the Blue Cross Blue Shield brand name. The company has been increasing revenues by generating new memberships and expanding into more states. To offset the rising costs of health care, Anthem successfully increased its member premiums. This well-managed company was one of the portfolio's best performers.

Fund Profile

Putnam Classic Equity Fund invests in undervalued stocks of large-cap companies undergoing positive changes. Its relative value strategy pursues attractive opportunities in all industry sectors, including sectors that are experiencing rapid growth. Putnam Classic Equity Fund is designed for investors seeking primarily capital growth but also current income by investing in common stocks.

While these stocks and others mentioned in this report were viewed favorably at the end of the period, all are subject to review in accordance with the fund's investment policy, and our opinion of them may change in the future.

It is clear that the fund benefited from not owning shares of AOL Time Warner, Nortel, EMC, and Home Depot, all of which are components of the benchmark index and suffered declines. Our decision to avoid these stocks helped the fund outperform the S&P 500 Index.

* TYCO, BRISTOL-MYERS SQUIBB, AND DYNEGY LED LOSSES

For every diversified portfolio, one can expect a percentage of stocks to disappoint. The fund's weakest performers for the period included Tyco, Bristol-Myers Squibb, and Dynegy.

In the aftermath of the Enron debacle, investors became intolerant of Tyco's less-than-transparent accounting with regards to its numerous mergers and acquisitions. The company's troubles compounded when upon closer inspection, it appeared that former Tyco CEO Kozlowski had used company funds for his own benefit and allegedly evaded taxes. Our research consistently indicates that the conglomerate's many businesses are healthy and profitable, and we continue to believe that the stock is undervalued. Tyco has taken steps to restore public confidence. It has a newly appointed chief executive and chief financial officer. These positive signs bolster our conviction in the stock's long-term potential. We believe Tyco shares may represent one of the best opportunities going forward, and we purchased additional shares as they became cheaper.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

Philip Morris Cos., Inc.
Tobacco

Merck & Co., Inc.
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

Intel Corp.
Electronics

Hewlett-Packard Co.
Computers

IBM Corp.
Computers

Johnson & Johnson
Pharmaceuticals

Tyco Intl., Ltd.
Bermuda
Conglomerates

Footnote reads:
These holdings represent 27.6% of the fund's net assets as of 11/30/02. Portfolio holdings will vary over time.


Shares of many big pharmaceutical companies declined over the course of the year as the industry faced the expiration of many of its valuable drug patents and a tougher FDA approval process. In an already difficult environment, Bristol-Myers Squibb had deeper problems. Some products it had planned to bring to market did not get FDA approval. Then it was learned that aggressive selling of products in the prior year had diminished demand and revenues in the current year. As the company's prospects and fundamentals deteriorated, the fund closed out its position in Bristol-Myers Squibb.

The portfolio also sold its position in energy-trader Dynegy. We believed that the company would be able to withstand the volatility in the energy-trading business, but the stock retreated after problems with Enron were brought to light.

When appropriate, we will often discuss stocks that did not perform in line with our expectations. Be assured that our disciplined approach always includes taking what we consider to be risk-appropriate positions, given the information that is available to us.

* MANAGEMENT IS SHIFTING PORTFOLIO TOWARD ECONOMICALLY SENSITIVE AREAS

The combination of low inflation, multiple interest-rate cuts, and reasonable equity valuations has historically been a favorable condition for long-term equity investments. We are cautiously optimistic that the economy has reached a turning point, and that investors' faith in equity investing will continue to strengthen. We are incrementally building the portfolio's exposure to cyclical areas including selected technology and communications services stocks, while also trimming the weightings in financial and energy stocks. We think health-care stocks have been underperforming and are now even more attractively valued. Where appropriate, we have been adding to those positions, because we believe the sector's longer-term prospects are quite positive. As always, we strive to position the fund to benefit from trends in the marketplace and economic developments, and to help you achieve your financial goals.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are Deborah Kuenstner (Portfolio Leader), Cole Lannum
(Portfolio Member), Mike Abata, Bart Geer, David King, Chris Miller, Jeanne Mockard, and Hugh Mullin.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                  Class A        Class B         Class C         Class M
(inception date   (1/5/95)       (1/5/95)        (2/1/99)        (1/5/95)
                 NAV    POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year         -14.38% -19.27% -15.00% -19.25% -15.05% -15.90% -14.82% -17.81%
------------------------------------------------------------------------------
5 years         -5.77  -11.21   -9.32  -10.67   -9.17   -9.17   -8.15  -11.38
Annual average  -1.18   -2.35   -1.94   -2.23   -1.91   -1.91   -1.69   -2.39
------------------------------------------------------------------------------
Life of fund    88.06   77.25   77.07   77.07   77.39   77.39   80.70   74.37
Annual average   8.32    7.51    7.50    7.50    7.52    7.52    7.78    7.29
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                           S&P 500               Consumer
                            Index               price index
------------------------------------------------------------------------------
1 year                     -16.51%                 2.25%
------------------------------------------------------------------------------
5 years                      4.93                 12.24
Annual average               0.97                  2.34
------------------------------------------------------------------------------
Life of fund               132.10                 20.92
Annual average              11.24                  2.43
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 366 funds in the Lipper Large Cap Value Funds category over the 12 months ended 11/30/02 was -14.39%. Over the 5-year and life-of-fund periods ended 11/30/02, annualized returns for the category were 0.24% and 9.49%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/5/95

               Fund's class A       S&P 500       Consumer price
Date            shares at POP        Index            index

1/5/95              9,425           10,000           10,000
11/30/95           12,311           13,461           10,240
11/30/96           15,383           17,211           10,573
11/30/97           18,811           22,118           10,773
11/30/98           20,874           27,352           10,933
11/30/99           21,614           33,067           11,219
11/30/00           21,639           31,672           11,606
11/30/01           20,703           27,801           11,825
11/30/02          $17,725          $23,210          $12,092

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,707 and $17,739, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,070 ($17,437 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/02

                            Class A      Class B      Class C      Class M
------------------------------------------------------------------------------
Distributions
(number)                       4            2            3            4
------------------------------------------------------------------------------
Income                      $0.090       $0.005       $0.008       $0.032
------------------------------------------------------------------------------
Capital gains                  --           --           --           --
------------------------------------------------------------------------------
  Total                     $0.090       $0.005       $0.008       $0.032
------------------------------------------------------------------------------
Share value:              NAV     POP      NAV          NAV      NAV     POP
------------------------------------------------------------------------------
11/30/01                 $11.88  $12.60   $11.77       $11.85  $11.82   $12.25
------------------------------------------------------------------------------
11/30/02                  10.09   10.71    10.00        10.06   10.04    10.40
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1                     0.79%   0.75%    0.08%        0.04%   0.28%    0.27%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2                    0.93    0.88     0.21         0.21    0.45     0.44
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                    Class A        Class B         Class C         Class M
(inception dates)   (1/5/95)       (1/5/95)        (2/1/99)        (1/5/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year          -19.93% -24.52% -20.52% -24.50% -20.47% -21.27% -20.26% -23.03%
------------------------------------------------------------------------------
5 years         -11.79  -16.89  -15.02  -16.42  -14.91  -14.91  -13.91  -16.90
Annual average   -2.48   -3.63   -3.20   -3.52   -3.18   -3.18   -2.95   -3.63
------------------------------------------------------------------------------
Life of fund     78.18   67.94   67.72   67.72   68.08   68.08   71.31   65.30
Annual average    7.50    6.71    6.69    6.69    6.72    6.72    6.97    6.50
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged index of common stock performance. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Classic Equity Fund

We have audited the accompanying statement of assets and liabilities of Putnam Classic Equity Fund, including the fund's portfolio, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Classic Equity Fund as of November 30, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                          KPMG  LLP
Boston, Massachusetts
January 3, 2003



THE FUND'S PORTFOLIO
November 30, 2002

COMMON STOCKS (96.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.7%)
-------------------------------------------------------------------------------------------------------------------
            421,200 Boeing Co. (The)                                                                    $14,320,800
             44,300 Northrop Grumman Corp.                                                                4,293,113
            224,800 Rockwell Collins, Inc.                                                                4,810,720
                                                                                                      -------------
                                                                                                         23,424,633

Banking (8.1%)
-------------------------------------------------------------------------------------------------------------------
            328,200 Bank of America Corp.                                                                23,000,256
            559,400 Bank of New York Co., Inc. (The)                                                     16,977,790
             93,100 BB&T Corp.                                                                            3,536,869
            174,600 Comerica, Inc.                                                                        8,263,818
          1,019,500 U.S. Bancorp                                                                         22,327,050
            446,000 Wachovia Corp.                                                                       15,676,900
            339,800 Wells Fargo & Co.                                                                    15,702,158
            168,200 Zions Bancorp.                                                                        6,921,430
                                                                                                      -------------
                                                                                                        112,406,271

Beverage (1.5%)
-------------------------------------------------------------------------------------------------------------------
            185,300 Anheuser-Busch Cos., Inc.                                                             9,101,936
            243,700 Coca-Cola Co. (The)                                                                  11,122,468
                                                                                                      -------------
                                                                                                         20,224,404

Chemicals (2.7%)
-------------------------------------------------------------------------------------------------------------------
            107,100 Avery Dennison Corp.                                                                  6,901,524
            415,900 Dow Chemical Co. (The)                                                               13,267,210
            173,300 E.I. du Pont de Nemours & Co.                                                         7,732,646
            181,800 PPG Industries, Inc.                                                                  9,104,544
                                                                                                      -------------
                                                                                                         37,005,924

Coal (0.3%)
-------------------------------------------------------------------------------------------------------------------
            150,600 Peabody Energy Corp.                                                                  4,103,850

Computers (6.4%)
-------------------------------------------------------------------------------------------------------------------
            229,900 Dell Computer Corp. (NON)                                                             6,568,243
          1,764,043 Hewlett-Packard Co.                                                                  34,363,558
            374,700 IBM Corp.                                                                            32,636,370
            226,100 Lexmark International, Inc. (NON)                                                    14,954,254
                                                                                                      -------------
                                                                                                         88,522,425

Conglomerates (2.9%)
-------------------------------------------------------------------------------------------------------------------
              2,300 Berkshire Hathaway, Inc. Class B (NON)                                                5,545,300
            380,400 General Electric Co.                                                                 10,308,840
          1,343,800 Tyco Intl., Ltd. (Bermuda)                                                           23,973,392
                                                                                                      -------------
                                                                                                         39,827,532

Consumer Finance (1.1%)
-------------------------------------------------------------------------------------------------------------------
            310,900 Household International, Inc.                                                         8,922,830
            316,300 MBNA Corp.                                                                            6,749,842
                                                                                                      -------------
                                                                                                         15,672,672

Consumer Goods (2.2%)
-------------------------------------------------------------------------------------------------------------------
            141,400 Colgate-Palmolive Co.                                                                 7,266,546
            171,800 Fortune Brands, Inc.                                                                  8,378,686
            187,600 Kimberly-Clark Corp.                                                                  9,440,032
            155,000 Newell Rubbermaid, Inc.                                                               4,916,600
                                                                                                      -------------
                                                                                                         30,001,864

Electric Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------
            131,700 Cinergy Corp.                                                                         4,267,080
            659,600 Edison International (NON)                                                            7,314,964
            150,300 Entergy Corp.                                                                         6,572,619
            163,200 FirstEnergy Corp.                                                                     5,170,176
            484,700 PG&E Corp. (NON)                                                                      6,693,707
             93,200 PPL Corp.                                                                             3,103,560
            152,900 Progress Energy, Inc.                                                                 6,421,800
                                                                                                      -------------
                                                                                                         39,543,906

Electrical Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
            162,900 Emerson Electric Co.                                                                  8,495,235

Electronics (4.3%)
-------------------------------------------------------------------------------------------------------------------
            126,600 Analog Devices, Inc. (NON)                                                            3,885,354
          1,666,100 Intel Corp. (SEG)                                                                    34,788,168
          1,043,800 Motorola, Inc.                                                                       11,878,444
          2,118,600 Solectron Corp. (NON)                                                                 9,787,932
                                                                                                      -------------
                                                                                                         60,339,898

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
            241,000 BJ Services Co. (NON)                                                                 8,061,450
             84,000 GlobalSantaFe Corp.                                                                   2,152,080
                                                                                                      -------------
                                                                                                         10,213,530

Financial (6.8%)
-------------------------------------------------------------------------------------------------------------------
          1,424,000 Citigroup, Inc.                                                                      55,365,120
            335,900 Fannie Mae                                                                           21,178,495
            304,000 Freddie Mac                                                                          17,522,560
                                                                                                      -------------
                                                                                                         94,066,175

Food (1.1%)
-------------------------------------------------------------------------------------------------------------------
            272,500 Kraft Foods, Inc. Class A                                                            10,235,100
            235,000 Yum! Brands, Inc. (NON)                                                               5,618,850
                                                                                                      -------------
                                                                                                         15,853,950

Forest Products and Packaging (1.0%)
-------------------------------------------------------------------------------------------------------------------
            752,100 Abitibi-Consolidated, Inc. (Canada)                                                   5,723,335
            588,300 Smurfit-Stone Container Corp. (NON)                                                   8,577,414
                                                                                                      -------------
                                                                                                         14,300,749

Health Care Services (3.0%)
-------------------------------------------------------------------------------------------------------------------
            151,200 Anthem, Inc. (NON)                                                                    8,958,600
            255,300 Cardinal Health, Inc.                                                                15,711,162
            145,000 CIGNA Corp.                                                                           6,311,850
            233,900 HCA, Inc.                                                                             9,398,102
             41,600 McKesson Corp.                                                                        1,078,272
                                                                                                      -------------
                                                                                                         41,457,986

Insurance (4.0%)
-------------------------------------------------------------------------------------------------------------------
            398,000 ACE, Ltd. (Bermuda)                                                                  13,571,800
            225,700 American International Group, Inc.                                                   14,704,355
             40,300 Lincoln National Corp.                                                                1,416,142
            113,400 Radian Group, Inc.                                                                    4,638,060
            155,500 Travelers Property Casualty Corp. Class A (NON)                                       2,480,225
            126,402 Travelers Property Casualty Corp. Class B (NON)                                       2,022,432
            200,000 XL Capital, Ltd. Class A (Bermuda)                                                   16,548,000
                                                                                                      -------------
                                                                                                         55,381,014

Investment Banking/Brokerage (1.9%)
-------------------------------------------------------------------------------------------------------------------
            753,700 JPMorgan Chase & Co.                                                                 18,970,629
            176,500 Morgan Stanley Dean Witter & Co.                                                      7,984,860
                                                                                                      -------------
                                                                                                         26,955,489

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------------------------------------------
            305,900 Hilton Hotels Corp.                                                                   4,187,771
            158,000 Marriott International, Inc. Class A                                                  5,648,500
            549,600 Royal Caribbean Cruises, Ltd.                                                        11,915,328
                                                                                                      -------------
                                                                                                         21,751,599

Machinery (1.4%)
-------------------------------------------------------------------------------------------------------------------
            235,900 Ingersoll-Rand Co. Class A (Bermuda)                                                 10,898,580
            187,700 Parker-Hannifin Corp.                                                                 8,763,713
                                                                                                      -------------
                                                                                                         19,662,293

Media (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,344,800 Liberty Media Corp. Class A (NON)                                                    14,201,088
            849,800 Walt Disney Co. (The)                                                                16,843,036
                                                                                                      -------------
                                                                                                         31,044,124

Medical Technology (0.8%)
-------------------------------------------------------------------------------------------------------------------
            182,700 Boston Scientific Corp. (NON)                                                         7,673,400
             83,600 Zimmer Holdings, Inc. (NON)                                                           3,146,704
                                                                                                      -------------
                                                                                                         10,820,104

Natural Gas Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
            481,700 NiSource, Inc.                                                                        9,388,333

Oil & Gas (6.2%)
-------------------------------------------------------------------------------------------------------------------
            117,600 Anadarko Petroleum Corp.                                                              5,550,720
             94,900 Burlington Resources, Inc.                                                            3,997,188
            162,212 ConocoPhillips                                                                        7,755,356
          1,483,500 Exxon Mobil Corp.                                                                    51,625,800
            389,000 Royal Dutch Petroleum Co. ADR (Netherlands)                                          16,940,950
                                                                                                      -------------
                                                                                                         85,870,014

Pharmaceuticals (12.6%)
-------------------------------------------------------------------------------------------------------------------
            460,200 Abbott Laboratories                                                                  20,147,556
             33,500 Forest Laboratories, Inc. (NON)                                                       3,595,555
            499,900 Johnson & Johnson                                                                    28,504,298
            487,700 King Pharmaceuticals, Inc. (NON)                                                      9,256,546
             95,300 Lilly (Eli) & Co.                                                                     6,508,990
            685,200 Merck & Co., Inc.                                                                    40,707,732
          1,241,700 Pfizer, Inc.                                                                         39,163,217
            424,070 Pharmacia Corp.                                                                      17,938,161
            251,700 Wyeth                                                                                 9,672,831
                                                                                                      -------------
                                                                                                        175,494,886

Railroads (1.1%)
-------------------------------------------------------------------------------------------------------------------
            269,200 Union Pacific Corp.                                                                  15,586,680

Real Estate (0.7%)
-------------------------------------------------------------------------------------------------------------------
            252,300 Boston Properties, Inc. (R)                                                           9,352,761

Regional Bells (3.6%)
-------------------------------------------------------------------------------------------------------------------
            226,900 BellSouth Corp.                                                                       6,307,820
            730,500 SBC Communications, Inc.                                                             20,819,250
            553,200 Verizon Communications, Inc.                                                         23,168,016
                                                                                                      -------------
                                                                                                         50,295,086

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
            169,200 Darden Restaurants, Inc.                                                              3,659,796

Retail (3.2%)
-------------------------------------------------------------------------------------------------------------------
            107,300 Family Dollar Stores, Inc.                                                            3,164,277
            169,900 Federated Department Stores, Inc. (NON)                                               5,552,332
            523,000 JC Penney Co., Inc. (Holding Co.)                                                    12,410,790
            318,300 Limited, Inc. (The)                                                                   5,414,283
             66,400 Liz Claiborne, Inc.                                                                   2,138,080
            595,100 Office Depot, Inc. (NON)                                                             10,539,221
            257,400 TJX Cos., Inc. (The)                                                                  5,037,318
                                                                                                      -------------
                                                                                                         44,256,301

Software (3.7%)
-------------------------------------------------------------------------------------------------------------------
            754,500 BMC Software, Inc. (NON)                                                             13,505,550
            801,100 Computer Associates International, Inc.                                              12,104,621
            354,800 Microsoft Corp. (NON)                                                                20,514,536
            276,800 PeopleSoft, Inc. (NON)                                                                5,436,352
                                                                                                      -------------
                                                                                                         51,561,059

Technology Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            824,900 BearingPoint, Inc. (NON)                                                              6,846,670

Telecommunications (1.2%)
-------------------------------------------------------------------------------------------------------------------
            845,600 AT&T Wireless Services, Inc. (NON)                                                    6,384,280
             22,900 CenturyTel, Inc.                                                                        707,152
            390,000 Comcast Corp. Class A (NON)                                                           9,141,600
                                                                                                      -------------
                                                                                                         16,233,032

Tobacco (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,117,700 Philip Morris Cos., Inc.                                                             42,159,644

Waste Management (0.8%)
-------------------------------------------------------------------------------------------------------------------
            516,100 Republic Svcs., Inc. (NON)                                                           11,096,150
                                                                                                     --------------
                    Total Common Stocks (cost $1,354,632,358)                                        $1,342,876,039

CONVERTIBLE PREFERRED STOCKS (0.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             86,000 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                              $3,859,250
            223,500 General Motors Corp. $1.313 cv. pfd.                                                  5,252,250
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $9,299,626)                                 $9,111,500

SHORT-TERM INVESTMENTS (2.9%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
         $3,613,290 Short-term investments held as collateral for loaned securities with yields ranging from 1.19% to 1.99% and due dates ranging
                    from December 2, 2002 to January 17, 2003 (d)                                        $3,610,531
         36,715,954 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.80% and due dates ranging
                    from December 2, 2002 to January 22, 2003 (d)                                        36,715,954
                                                                                                      -------------
                    Total Short-Term Investments (cost $40,326,485)                                     $40,326,485
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,404,258,469)                                          $1,392,314,024
-------------------------------------------------------------------------------------------------------------------

   (a) Percentages indicated are based on net assets of $1,387,795,310.

 (NON) Non-income-producing security.

 (SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2002.

   (R) Real Estate Investment Trust.

   (d) See Note 1 to the financial statements.

       ADR after the name of a foreign holding stands for American Depositary
       Receipts, representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002

                          Market  Aggregate Face   Expiration     Unrealized
                          Value       Value           Date       Appreciation
------------------------------------------------------------------------------
S&P 500 Index (Long)   $3,042,000   $2,663,829       Dec-02        $378,171
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $3,462,606 of securities on
loan (identified cost $1,404,258,469) (Note 1)                               $1,392,314,024
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,948,944
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,071,731
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   18,300,581
-------------------------------------------------------------------------------------------
Total assets                                                                  1,413,635,280

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        553
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 6,382
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 15,694,190
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,355,442
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,901,945
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          194,793
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       133,087
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            819
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              717,904
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                3,610,531
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              224,324
-------------------------------------------------------------------------------------------
Total liabilities                                                                25,839,970
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,387,795,310

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,741,747,688
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      5,032,528
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (347,418,632)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (11,566,274)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,387,795,310

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($929,950,448 divided by 92,189,648 shares)                                          $10.09
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.09)*                              $10.71
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($362,466,168 divided by 36,258,954 shares)**                                        $10.00
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($24,586,696 divided by 2,444,305 shares)**                                          $10.06
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($64,253,587 divided by 6,400,851 shares)                                            $10.04
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.04)*                              $10.40
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($6,538,411 divided by 647,678 shares)                                               $10.10
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $342,214)                                      $33,554,119
-------------------------------------------------------------------------------------------
Interest                                                                            539,606
-------------------------------------------------------------------------------------------
Securities lending                                                                    9,184
-------------------------------------------------------------------------------------------
Total investment income                                                          34,102,909

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,377,019
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,435,399
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    39,533
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     23,582
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,643,882
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,223,827
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               304,932
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               616,239
-------------------------------------------------------------------------------------------
Other                                                                             1,588,989
-------------------------------------------------------------------------------------------
Total expenses                                                                   22,253,402
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (259,827)
-------------------------------------------------------------------------------------------
Net expenses                                                                     21,993,575
-------------------------------------------------------------------------------------------
Net investment income                                                            12,109,334
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (227,051,224)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   2,498,428
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (1,720)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                 (74,395,360)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (298,949,876)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(286,840,542)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended November 30
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $12,109,334           $11,872,677
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                (224,554,516)           60,443,257
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (74,395,360)         (176,264,404)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (286,840,542)         (103,948,470)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                             (8,806,888)           (9,003,023)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (295,321)              (38,045)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (23,887)              (10,832)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (252,190)             (308,064)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (107,169)             (123,074)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (349,948,144)         (154,454,637)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (646,274,141)         (267,886,145)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   2,034,069,451         2,301,955,596
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $5,032,528 and $2,410,392, respectively)                        $1,387,795,310        $2,034,069,451
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.88       $12.52       $13.95       $14.82       $14.87
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .11          .11          .12          .17          .15
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.81)        (.65)        (.11)         .30         1.32
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.70)        (.54)         .01          .47         1.47
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.09)        (.10)        (.12)        (.17)        (.14)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.32)       (1.17)       (1.38)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.09)        (.10)       (1.44)       (1.34)       (1.52)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.09       $11.88       $12.52       $13.95       $14.82
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.38)       (4.33)         .12         3.55        10.97
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $929,950   $1,159,070   $1,099,713   $1,285,330   $1,241,384
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.04          .97          .94          .90          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .99          .88          .97         1.19         1.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.91        80.65        80.05        80.27        81.62
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.77       $12.40       $13.82       $14.70       $14.77
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .02          .02          .03          .06          .04
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.78)        (.65)        (.11)         .29         1.30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.76)        (.63)        (.08)         .35         1.34
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)          --(d)      (.02)        (.06)        (.03)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.32)       (1.17)       (1.38)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.01)          --        (1.34)       (1.23)       (1.41)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.00       $11.77       $12.40       $13.82       $14.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.00)       (5.07)        (.59)        2.72        10.07
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $362,466     $728,188   $1,032,497   $1,406,793   $1,480,683
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.79         1.72         1.69         1.65         1.71
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .22          .13          .22          .44          .29
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.91        80.65        80.05        80.27        81.62
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 Feb. 1, 1999+
operating performance                      Year ended November 30          to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.85       $12.48       $13.91       $14.21
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .02          .02          .03          .06
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.80)        (.65)        (.11)        (.25)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.78)        (.63)        (.08)        (.19)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.01)          -- (d)     (.03)        (.11)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.32)          --
----------------------------------------------------------------------------------------
Total distributions                     (.01)          --        (1.35)        (.11)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.06       $11.85       $12.48       $13.91
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.05)       (5.02)        (.63)       (1.36)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,587      $36,580      $37,786      $33,369
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.79         1.72         1.69         1.37*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .23          .13          .22          .42*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.91        80.65        80.05        80.27
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.82       $12.45       $13.87       $14.75       $14.81
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .05          .05          .06          .10          .08
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.80)        (.65)        (.11)         .29         1.31
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.75)        (.60)        (.05)         .39         1.39
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.03)        (.05)        (.10)        (.07)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.32)       (1.17)       (1.38)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.03)        (.03)       (1.37)       (1.27)       (1.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.04       $11.82       $12.45       $13.87       $14.75
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.82)       (4.79)        (.35)        2.97        10.37
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $64,254     $101,349     $120,613     $164,524     $169,631
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.54         1.47         1.44         1.40         1.46
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .48          .38          .47          .69          .54
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.91        80.65        80.05        80.27        81.62
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                               Oct 1, 1998+
operating performance                             Year ended November 30                 to Nov. 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.88       $12.53       $13.96       $14.83       $12.69
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .14          .14          .15          .21          .03
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.80)        (.66)        (.11)         .30         2.11
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.66)        (.52)         .04          .51         2.14
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.13)        (.15)        (.21)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.32)       (1.17)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.12)        (.13)       (1.47)       (1.38)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.10       $11.88       $12.53       $13.96       $14.83
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.09)       (4.15)         .38         3.80        16.86*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,538       $8,882      $11,347      $10,282       $5,949
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .79          .72          .69          .65          .12*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.23         1.13         1.21         1.45         1.82*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.91        80.65        80.05        80.27        81.62
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002

Note 1
Significant accounting policies

Putnam Classic Equity Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent de ferred sales charge, if those shares are re deemed within six years of purchase. Class C shares are subject to the same fees and ex penses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are gen erally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is re quired by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2002, the value of securities loaned amounted to $3,462,606. The fund received cash collateral of $3,610,531 which is pooled with collateral of other Putnam funds into 31 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrow ings must not exceed prospectus limitations. For the year ended November 30, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appre cia tion on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $322,271,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $116,498,000    November 30, 2008
   205,773,000    November 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2003 approximately $8,501,000 of losses recognized during the period November 1, 2002 to November 30, 2002.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on certain futures contracts. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distri bution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2002, the fund reclassified $1,743 to decrease undistributed net invest ment income, with an decrease to accumulated net realized losses of $1,743.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                             $134,221,300
Unrealized depreciation                             (162,433,774)
                                            --------------------
Net unrealized depreciation                          (28,212,474)
Undistributed ordinary income                          5,032,528
Capital loss carryforward                            322,271,264
Post October loss                                     (8,501,168)

Cost for federal income
tax purposes                                      $1,420,526,498

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the sub custo dian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 2002, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2002, the fund's expenses were reduced by $259,827 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,095 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $178,355 and $5,705 from the sale of class A and class M shares, respectively, and received
$1,086,585 and $1,865 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received $5,855 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $803,649,958 and $1,155,459,551, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,882,606        $308,184,120
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  750,421           8,385,462
---------------------------------------------------------------------------
                                            28,633,027         316,569,582

Shares repurchased                         (34,024,316)       (360,708,783)
---------------------------------------------------------------------------
Net decrease                                (5,391,289)       $(44,139,201)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,004,339        $343,878,706
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  712,226           8,654,462
---------------------------------------------------------------------------
                                            28,716,565         352,533,168

Shares repurchased                         (18,995,880)       (233,321,376)
---------------------------------------------------------------------------
Net increase                                 9,720,685        $119,211,792
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,586,975         $49,508,225
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                   23,105             274,139
---------------------------------------------------------------------------
                                             4,610,080          49,782,364

Shares repurchased                         (30,195,755)       (325,520,689)
---------------------------------------------------------------------------
Net decrease                               (25,585,675)      $(275,738,325)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,294,423         $90,344,712
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                    6,153              74,456
---------------------------------------------------------------------------
                                             7,300,576          90,419,168

Shares repurchased                         (28,743,996)       (349,489,649)
---------------------------------------------------------------------------
Net decrease                               (21,443,420)      $(259,070,481)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    571,212          $6,132,307
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                    1,884              21,940
---------------------------------------------------------------------------
                                               573,096           6,154,247

Shares repurchased                          (1,216,228)        (12,842,033)
---------------------------------------------------------------------------
Net decrease                                  (643,132)        $(6,687,786)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    809,191         $10,100,392
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                      955              11,486
---------------------------------------------------------------------------
                                               810,146          10,111,878

Shares repurchased                            (750,718)         (9,166,632)
---------------------------------------------------------------------------
Net increase                                    59,428            $945,246
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    863,207          $9,413,243
---------------------------------------------------------------------------
Shares issued in connection
with reinvestments of
distributions                                   21,364             240,675
---------------------------------------------------------------------------
                                               884,571           9,653,918

Shares repurchased                          (3,059,210)        (32,480,225)
---------------------------------------------------------------------------
Net decrease                                (2,174,639)       $(22,826,307)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,057,144         $13,183,049
---------------------------------------------------------------------------
Shares issued in connection
with reinvestments of
distributions                                   24,713             298,829
---------------------------------------------------------------------------
                                             1,081,857          13,481,878

Shares repurchased                          (2,196,030)        (27,193,479)
---------------------------------------------------------------------------
Net decrease                                (1,114,173)       $(13,711,601)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    556,086          $6,515,829
---------------------------------------------------------------------------
Shares issued in connection
with reinvestments of
distributions                                    9,518             107,169
---------------------------------------------------------------------------
                                               565,604           6,622,998

Shares repurchased                            (665,278)         (7,179,523)
---------------------------------------------------------------------------
Net decrease                                   (99,674)          $(556,525)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    229,176          $2,905,656
---------------------------------------------------------------------------
Shares issued in connection
with reinvestments of
distributions                                   10,120             123,074
---------------------------------------------------------------------------
                                               239,296           3,028,730

Shares repurchased                            (397,863)         (4,858,323)
---------------------------------------------------------------------------
Net decrease                                  (158,567)        $(1,829,593)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of November 30, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management; prior to
                                                                 January 1998, Partner and Director,
                                                                 Cooke & Bieler, Inc.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Deborah F. Kuenstner               Since 2000                    Managing Director of Putnam Management
(7/9/58), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah F. Kuenstner
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Classic Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN023-84096  949/990/096  1/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Classic Equity Fund
Supplement to Annual Report dated 11/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/02

                                                                        NAV

1 year                                                               -14.09%
5 years                                                               -4.73
Annual average                                                        -0.96
Life of fund (since class A inception, 1/5/95)                        90.13
Annual average                                                         8.47

Share value:                                                            NAV

11/30/01                                                             $11.88
11/30/02                                                             $10.10

----------------------------------------------------------------------------

Distributions:                      No.    Income    Capital gains     Total
                                     4      $0.117         --         $0.117
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.